UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21787

Name of Fund: Enhanced S&P 500 Covered Call Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Enhanced S&P 500 Covered Call Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                             Enhanced S&P 500(R)
                             Covered Call Fund Inc.

                             Annual Report
                             December 31, 2005

[LOGO] IQ
       INVESTMENT                                   [LOGO] PEA Capital
       ADVISORS                            A company of Allianz Global Investors

Enhanced S&P 500(R) Covered Call Fund Inc.

Portfolio Information as of December 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
General Electric Co. .................................................    2.6%
Exxon Mobil Corp. ....................................................    2.4
Citigroup, Inc. ......................................................    1.7
Microsoft Corp. ......................................................    1.7
Procter & Gamble Co. .................................................    1.4
Bank of America Corp. ................................................    1.3
Johnson & Johnson ....................................................    1.2
American International Group, Inc. ...................................    1.2
Pfizer, Inc. .........................................................    1.2
Altria Group, Inc. ...................................................    1.1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ..........................................    6.0%
Pharmaceuticals ......................................................    5.0
Commercial Banks .....................................................    4.5
Insurance ............................................................    3.9
Industrial Conglomerates .............................................    3.5
--------------------------------------------------------------------------------

                                                                      Percent of
S&P 500 Index Sector Weightings                                Total Investments
--------------------------------------------------------------------------------
Financials ...........................................................   16.6%
Information Technology ...............................................   11.8
Health Care ..........................................................   10.4
Industrials ..........................................................    8.9
Consumer Discretionary ...............................................    8.4
Energy ...............................................................    7.8
Consumer Staples .....................................................    7.4
Telecommunication Services ...........................................    2.4
Materials ............................................................    2.3
Utilities ............................................................    2.1
Other* ...............................................................   21.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in options, U.S. Government Obligations and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

The investment objective of the Enhanced S&P 500(R) Covered Call Fund Inc. (the "Fund") is to seek leveraged returns on the Chicago Board Options Exchange ("CBOE(R)") S&P 500(R) BuyWrite Index (the "BXM Index(SM)"), less fees and expenses. The Fund will seek to employ leverage to increase the volatility of the Fund's investment portfolio to approximate the volatility of the Standard & Poor's 500(R) Index ("S&P 500 Index"), subject to the limitation that the amount of leverage employed by the Fund is not expected to exceed 60% of the Fund's net assets.

The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500 Index, weighted in the same proportions as the S&P 500 Index (the "Stocks"), and writing (selling) one-month call options on the S&P 500 Index. It is not possible to make a direct investment in the BXM Index.

The total return of the BXM Index was -2.07% from the inception of the Fund (September 30, 2005) through December 31, 2005. Over the same period, and after fees and expenses, the total return of the Fund was -0.73% (as measured by change in net asset value plus dividend reinvestment). The Fund's performance over this period is consistent with our expectations.

IQ Investment Advisors LLC invites you to visit our new Web site at www.IQIAFunds.com. Here you will find more information about IQ Investment Advisers LLC and our products and services, including current market data and fund statistics.

IQ Investment Advisors LLC continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio to ensure that your asset allocation strategy is consistent with your specific investment needs. We thank you for trusting IQ Investment Advisors LLC with your investment assets, and we look forward to serving you in the months and years ahead.

                                           Sincerely,


                                           /s/ Mitchell M. Cox

                                           Mitchell M. Cox
                                           President, IQ Investment Advisors LLC

CBOE is a registered trademark and BXM is a servicemark of the Chicago Board Options Exchange.

S&P 500 and Standard & Poor's 500 are registered trademarks of the McGraw-Hill Companies.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005    3

A Discussion With Your Fund's Portfolio Managers

      We are pleased to provide you with this first shareholder report for Enhanced S&P 500(R) Covered Call Fund Inc., a newly organized closed-end investment company. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by PEA Capital LLC, the Fund's subadviser.

How has the Fund performed since its inception?

Since inception (September 30, 2005) through December 31, 2005, the Common Stock of Enhanced S&P 500(R) Covered Call Fund Inc. had a total investment return of -0.73%, based on a change in per share net asset value from $19.10 to $18.37, assuming reinvestment of all distributions. The Fund's benchmark, the BXM Index, returned -2.07% during the same period.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the reporting period.

Since the Fund's inception on September 30, the broad market produced positive low single-digit returns across the major domestic equity indices. Energy prices retreated throughout the majority of the fourth quarter, and concerns about the impact of these costs and their potential drag on economic growth abated somewhat. The holiday shopping season was generally in line with expectations and the economy seemed resilient despite energy concerns and fallout from the hurricane season.

How have you managed the portfolio since its inception?

The Fund has been managed to deliver leveraged returns of the BXM Index by investing a portion of its assets in Standard & Poor's 500 Index ("S&P 500 Index") stocks and writing at-the-money S&P 500 Index call options on 100% of the value of the S&P 500 Index stocks in the portfolio. For the remaining BXM Index exposure, the Fund entered into an over-the-counter swap contract. We have been able to minimize our tracking error relative to the BXM Index in large part due to the strength of our trading execution with regard to the monthly option transactions.

The Fund owns a portfolio of stocks invested to mirror all issuers and weights in the S&P 500 Index. The Fund also sells one-month at-the-money S&P 500 Index call options. Options are sold the third Friday of every month and cash-settled at expiration. The amount of the premium received is overwritten with E-MINI S&P 500 futures. Since the options are written at-the-money, any net upward move for the S&P 500 Index between the initiation of the trade and the next expiration (or, in other words, if the market closes above the strike price of the option), will result in cash settlement. If the S&P 500 Index settles below the strike price of the option, the Fund keeps the entire option premium. In addition to the option positions, we actively rebalance our underlying S&P 500 Index individual stock positions to ensure that the weight of each individual security in the Fund continuously matches its weight in the S&P 500 Index. As an additional layer, the Fund has also entered into a swap agreement to deliver 50% incremental exposure to the BXM Index.

How would you characterize the portfolio's position at the close of the period?

We believe the Fund is well positioned to deliver its stated goal of providing leveraged returns on the BXM Index. The BXM Index has historically provided returns that generally track the returns of the S&P 500 Index with reduced volatility. By providing additional exposure to the BXM Index, the Fund seeks returns greater than the S&P 500 Index with a similar level of volatility. As a result of the Fund's investment process and positions, we believe the Fund is poised to meet its objectives.

Greg Tournant
Portfolio Manager

January 18, 2006


4       ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Schedule of Investments

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--1.8%
                Boeing Co.                                  9,579      $    672,829
                General Dynamics Corp.                      2,389           272,465
                Goodrich Corp.                              1,459            59,965
                Honeywell International, Inc.              10,001           372,537
                L-3 Communications Holdings, Inc.           1,426           106,023
                Lockheed Martin Corp.                       4,243           269,982
                Northrop Grumman Corp.                      4,212           253,183
                Raytheon Co.                                5,301           212,835
                Rockwell Collins, Inc.                      2,050            95,263
                United Technologies Corp.                  12,082           675,505
                                                                       ------------
                                                                          2,990,587
-----------------------------------------------------------------------------------
Air Freight & Logistics--0.8%
                FedEx Corp.                                 3,596           371,790
                Ryder System, Inc.                            762            31,257
                United Parcel Service, Inc. Class B        13,089           983,638
                                                                       ------------
                                                                          1,386,685
-----------------------------------------------------------------------------------
Airlines--0.1%
                Southwest Airlines Co.                      8,278           136,008
-----------------------------------------------------------------------------------
Auto Components--0.1%
                Cooper Tire & Rubber Co.                      759            11,628
                Dana Corp.                                  1,784            12,809
                The Goodyear Tire & Rubber Co. (a)          2,093            36,376
                Johnson Controls, Inc.                      2,290           166,964
                                                                       ------------
                                                                            227,777
-----------------------------------------------------------------------------------
Automobiles--0.3%
                Ford Motor Co.                             22,033           170,095
                General Motors Corp.                        6,711           130,328
                Harley-Davidson, Inc.                       3,259           167,806
                                                                       ------------
                                                                            468,229
-----------------------------------------------------------------------------------
Beverages--1.7%
                Anheuser-Busch Cos., Inc.                   9,212           395,748
                Brown-Forman Corp. Class B                    986            68,350
                The Coca-Cola Co.                          24,551           989,651
                Coca-Cola Enterprises, Inc.                 3,596            68,935
                Constellation Brands, Inc. Class A (a)      2,335            61,247
                Molson Coors Brewing Co. Class B              675            45,218
                Pepsi Bottling Group, Inc.                  1,627            46,548
                PepsiCo, Inc.                              19,680         1,162,694
                                                                       ------------
                                                                          2,838,391
-----------------------------------------------------------------------------------
Biotechnology--1.2%
                Amgen, Inc. (a)                            14,640         1,154,510
                Applera Corp.--Applied Biosystems Group    2,230            59,229
                Biogen Idec, Inc. (a)                       4,028           182,589
                Chiron Corp. (a)                            1,298            57,709
                Genzyme Corp. (a)                           3,064           216,870
                Gilead Sciences, Inc. (a)                   5,434           285,991
                Medimmune, Inc. (a)                         2,920           102,258
                                                                       ------------
                                                                          2,059,156
-----------------------------------------------------------------------------------
Building Products--0.1%
                American Standard Cos., Inc.                2,164            86,452
                Masco Corp.                                 5,029           151,826
                                                                       ------------
                                                                            238,278
-----------------------------------------------------------------------------------
Capital Markets--2.5%
                Ameriprise Financial, Inc.                  2,919           119,679
                The Bank of New York Co., Inc.              9,140           291,109
                The Bear Stearns Cos., Inc.                 1,345           155,388
                The Charles Schwab Corp.                   12,235           179,487
                E*Trade Financial Corp. (a)                 4,854           101,254
                Federated Investors, Inc. Class B           1,005            37,225
                Franklin Resources, Inc.                    1,762           165,646
                Goldman Sachs Group, Inc.                   5,349           683,121
                Janus Capital Group, Inc.                   2,560            47,693
                Lehman Brothers Holdings, Inc.              3,179           407,452
                Mellon Financial Corp.                      4,962           169,948
                Merrill Lynch & Co., Inc. (b)              10,905           738,596
                Morgan Stanley & Co.                       12,785           725,421
                Northern Trust Corp.                        2,201           114,056
                State Street Corp.                          3,891           215,717
                T. Rowe Price Group, Inc.                   1,551           111,719
                                                                       ------------
                                                                          4,263,511
-----------------------------------------------------------------------------------
Chemicals--1.2%
                Air Products & Chemicals, Inc.              2,633           155,847
                Ashland, Inc.                                 852            49,331
                The Dow Chemical Co.                       11,447           501,608
                E.I. du Pont de Nemours & Co.              10,910           463,675
                Eastman Chemical Co.                          967            49,888
                Ecolab, Inc.                                2,187            79,322
                Engelhard Corp.                             1,423            42,903
                Hercules, Inc. (a)                          1,338            15,119
                International Flavors & Fragrances, Inc.      958            32,093
                Monsanto Co.                                3,186           247,011
                PPG Industries, Inc.                        1,982           114,758
                Praxair, Inc.                               3,825           202,572
                Rohm & Haas Co.                             1,709            82,750
                Sigma-Aldrich Corp.                           798            50,505
                                                                       ------------
                                                                          2,087,382
-----------------------------------------------------------------------------------
Commercial Banks--4.5%
                AmSouth Bancorp                             4,136           108,405
                BB&T Corp.                                  6,435           269,691
                Bank of America Corp.                      47,635         2,198,355
                Comerica, Inc.                              1,961           111,306
                Compass Bancshares, Inc.                    1,478            71,373
                Fifth Third Bancorp                         6,584           248,348
                First Horizon National Corp.                1,495            57,468
                Huntington Bancshares, Inc.                 2,708            64,315
                KeyCorp                                     4,834           159,184
                M&T Bank Corp.                                947           103,270
                Marshall & Ilsley Corp.                     2,482           106,825
                National City Corp.                         6,540           219,548
                North Fork Bancorporation, Inc.             5,642           154,365
                PNC Financial Services Group, Inc.          3,468           214,426
                Regions Financial Corp.                     5,434           185,625
                SunTrust Banks, Inc.                        4,289           312,068
                Synovus Financial Corp.                     3,706           100,099
                U.S. Bancorp                               21,544           643,950
                Wachovia Corp.                             18,426           973,998
                Wells Fargo & Co.                          19,834         1,246,170
                Zions Bancorporation                        1,239            93,619
                                                                       ------------
                                                                          7,642,408
-----------------------------------------------------------------------------------
Commercial Services & Supplies--0.6%
                Allied Waste Industries, Inc. (a)           2,590            22,637
                Avery Dennison Corp.                        1,311            72,459
                Cendant Corp.                              12,150           209,587
                Cintas Corp.                                1,634            67,288
                Equifax, Inc.                               1,538            58,475
                Monster Worldwide, Inc. (a)                 1,461            59,638
                Pitney Bowes, Inc.                          2,707           114,371


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005    5

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Commercial Services & Supplies (concluded)
                R.R. Donnelley & Sons Co.                   2,579      $     88,228
                Robert Half International, Inc.             2,021            76,576
                Waste Management, Inc.                      6,548           198,732
                                                                       ------------
                                                                            967,991
-----------------------------------------------------------------------------------
Communications Equipment--2.1%
                ADC Telecommunications, Inc. (a)            1,382            30,874
                Andrew Corp. (a)                            1,928            20,687
                Avaya, Inc. (a)                             4,969            53,019
                Ciena Corp. (a)                             6,858            20,368
                Cisco Systems, Inc. (a)                    72,857         1,247,312
                Comverse Technology, Inc. (a)               2,397            63,736
                Corning, Inc. (a)                          18,076           355,374
                JDS Uniphase Corp. (a)                     19,599            46,254
                Lucent Technologies, Inc. (a)              52,720           140,235
                Motorola, Inc.                             29,543           667,376
                QUALCOMM, Inc.                             19,502           840,146
                Scientific-Atlanta, Inc.                    1,822            78,474
                Tellabs, Inc. (a)                           5,322            58,010
                                                                       ------------
                                                                          3,621,865
-----------------------------------------------------------------------------------
Computers & Peripherals--2.9%
                Apple Computer, Inc. (a)                   10,001           718,972
                Dell, Inc. (a)                             27,915           837,171
                EMC Corp. (a)                              28,356           386,209
                Gateway, Inc. (a)                           3,144             7,891
                Hewlett-Packard Co.                        33,982           972,905
                International Business Machines Corp.      18,735         1,540,017
                Lexmark International, Inc. Class A (a)     1,377            61,731
                NCR Corp. (a)                               2,179            73,955
                Network Appliance, Inc. (a)                 4,416           119,232
                QLogic Corp. (a)                              952            30,950
                Sun Microsystems, Inc. (a)                 40,496           169,678
                                                                       ------------
                                                                          4,918,711
-----------------------------------------------------------------------------------
Construction & Engineering--0.1%
                Fluor Corp.                                 1,030            79,578
-----------------------------------------------------------------------------------
Construction Materials--0.1%
                Vulcan Materials Co.                        1,210            81,977
-----------------------------------------------------------------------------------
Consumer Finance--1.0%
                American Express Co.                       14,728           757,903
                Capital One Financial Corp.                 3,554           307,066
                MBNA Corp.                                 14,887           404,182
                SLM Corp.                                   4,952           272,806
                                                                       ------------
                                                                          1,741,957
-----------------------------------------------------------------------------------
Containers & Packaging--0.1%
                Ball Corp.                                  1,235            49,054
                Bemis Co.                                   1,250            34,837
                Pactiv Corp. (a)                            1,700            37,400
                Sealed Air Corp. (a)                          966            54,260
                Temple-Inland, Inc.                         1,336            59,920
                                                                       ------------
                                                                            235,471
-----------------------------------------------------------------------------------
Distributors--0.1%
                Genuine Parts Co.                           2,059            90,431
-----------------------------------------------------------------------------------
Diversified Consumer Services--0.1%
                Apollo Group, Inc. Class A (a)              1,722           104,112
                H&R Block, Inc.                             3,888            95,450
                                                                       ------------
                                                                            199,562
-----------------------------------------------------------------------------------
Diversified Financial Services--3.0%
                CIT Group, Inc.                             2,371           122,770
                Citigroup, Inc.                            60,004         2,911,994
                JPMorgan Chase & Co.                       41,502         1,647,214
                Moody's Corp.                               2,945           180,882
                Principal Financial Group, Inc.             3,324           157,657
                                                                       ------------
                                                                          5,020,517
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--1.7%
                AT&T, Inc.                                 46,334         1,134,720
                BellSouth Corp.                            21,689           587,772
                CenturyTel, Inc.                            1,554            51,531
                Citizens Communications Co.                 3,962            48,455
                Qwest Communications International
                  Inc. (a)                                 18,311           103,457
                Verizon Communications, Inc.               32,795           987,785
                                                                       ------------
                                                                          2,913,720
-----------------------------------------------------------------------------------
Electric Utilities--1.2%
                Allegheny Energy, Inc. (a)                  1,933            61,179
                American Electric Power Co., Inc.           4,672           173,284
                Cinergy Corp.                               2,367           100,503
                Edison International, Inc.                  3,866           168,596
                Entergy Corp.                               2,462           169,016
                Exelon Corp.                                7,918           420,763
                FPL Group, Inc.                             4,686           194,750
                FirstEnergy Corp.                           3,914           191,747
                PPL Corp.                                   4,511           132,623
                Pinnacle West Capital Corp.                 1,150            47,552
                Progress Energy, Inc.                       2,986           131,145
                The Southern Co.                            8,799           303,829
                                                                       ------------
                                                                          2,094,987
-----------------------------------------------------------------------------------
Electrical Equipment--0.4%
                American Power Conversion Corp.             2,040            44,880
                Cooper Industries Ltd. Class A              1,087            79,351
                Emerson Electric Co.                        4,875           364,162
                Rockwell Automation, Inc.                   2,126           125,774
                                                                       ------------
                                                                            614,167
-----------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.2%
                Agilent Technologies, Inc. (a)              4,878           162,389
                Jabil Circuit, Inc. (a)                     2,065            76,591
                Molex, Inc.                                 1,707            44,297
                Sanmina-SCI Corp. (a)                       6,237            26,570
                Solectron Corp. (a)                        10,841            39,678
                Symbol Technologies, Inc.                   2,978            38,178
                Tektronix, Inc.                               994            28,041
                                                                       ------------
                                                                            415,744
-----------------------------------------------------------------------------------
Energy Equipment & Services--1.4%
                BJ Services Co.                             3,825           140,263
                Baker Hughes, Inc.                          4,057           246,584
                Halliburton Co.                             6,086           377,089
                Nabors Industries Ltd. (a)                  1,875           142,031
                National Oilwell Varco, Inc. (a)            2,068           129,664
                Noble Corp.                                 1,625           114,627
                Rowan Cos., Inc.                            1,297            46,225
                Schlumberger Ltd.                           6,990           679,078
                Transocean, Inc. (a)                        3,917           272,976
                Weatherford International Ltd. (a)          4,125           149,325
                                                                       ------------
                                                                          2,297,862
-----------------------------------------------------------------------------------


6       ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Food & Staples Retailing--1.8%
                Albertson's, Inc.                           4,376      $     93,428
                CVS Corp.                                   9,662           255,270
                Costco Wholesale Corp.                      5,602           277,131
                The Kroger Co. (a)                          8,602           162,406
                SUPERVALU Inc.                              1,616            52,488
                SYSCO Corp.                                 7,361           228,559
                Safeway, Inc.                               5,332           126,155
                Wal-Mart Stores, Inc.                      29,630         1,386,684
                Walgreen Co.                               12,004           531,297
                                                                       ------------
                                                                          3,113,418
-----------------------------------------------------------------------------------
Food Products--0.8%
                Archer-Daniels-Midland Co.                  7,751           191,140
                Campbell Soup Co.                           2,209            65,762
                ConAgra Foods, Inc.                         6,158           124,884
                General Mills, Inc.                         4,216           207,933
                HJ Heinz Co.                                3,971           133,902
                The Hershey Co.                             2,149           118,732
                Kellogg Co.                                 3,048           131,735
                McCormick & Co., Inc.                       1,588            49,101
                Sara Lee Corp.                              9,013           170,346
                Tyson Foods, Inc. Class A                   2,987            51,078
                Wm. Wrigley Jr. Co.                         2,124           141,225
                                                                       ------------
                                                                          1,385,838
-----------------------------------------------------------------------------------
Gas Utilities--0.0%
                Nicor, Inc.                                   522            20,520
                Peoples Energy Corp.                          453            15,887
                                                                       ------------
                                                                             36,407
-----------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.7%
                Bausch & Lomb, Inc.                           638            43,320
                Baxter International, Inc.                  7,400           278,610
                Becton Dickinson & Co.                      2,991           179,699
                Biomet, Inc.                                2,956           108,101
                Boston Scientific Corp. (a)                 7,002           171,479
                C.R. Bard, Inc.                             1,244            82,004
                Fisher Scientific International Inc. (a)    1,455            90,006
                Guidant Corp.                               3,937           254,921
                Hospira, Inc. (a)                           1,909            81,667
                Medtronic, Inc.                            14,347           825,957
                Millipore Corp. (a)                           618            40,813
                PerkinElmer, Inc.                           1,552            36,565
                St. Jude Medical, Inc. (a)                  4,350           218,370
                Stryker Corp.                               3,460           153,728
                Thermo Electron Corp. (a)                   1,924            57,970
                Waters Corp. (a)                            1,313            49,631
                Zimmer Holdings, Inc. (a)                   2,940           198,274
                                                                       ------------
                                                                          2,871,115
-----------------------------------------------------------------------------------
Health Care Providers & Services--2.5%
                Aetna, Inc.                                 3,394           320,088
                AmerisourceBergen Corp.                     2,474           102,424
                Cardinal Health, Inc.                       5,082           349,388
                Caremark Rx, Inc. (a)                       5,337           276,403
                Cigna Corp.                                 1,493           166,768
                Coventry Health Care, Inc. (a)              1,928           109,819
                Express Scripts, Inc. (a)                   1,728           144,806
                HCA, Inc.                                   5,030           254,015
                Health Management Associates, Inc. Class A  2,933            64,409
                Humana, Inc. (a)                            1,932           104,966
                IMS Health, Inc.                            2,749            68,505
                Laboratory Corp. of America Holdings (a)    1,577            84,921
                Manor Care, Inc.                              939            37,344
                McKesson Corp.                              3,651           188,355
                Medco Health Solutions, Inc. (a)            3,650           203,670
                Patterson Cos., Inc. (a)                    1,641            54,809
                Quest Diagnostics, Inc.                     1,966           101,210
                Tenet Healthcare Corp. (a)                  5,570            42,666
                UnitedHealth Group, Inc.                   16,179         1,005,363
                WellPoint, Inc. (a)                         7,827           624,516
                                                                       ------------
                                                                          4,304,445
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.2%
                Carnival Corp.                              5,141           274,889
                Darden Restaurants, Inc.                    1,554            60,420
                Harrah's Entertainment, Inc.                2,181           155,483
                Hilton Hotels Corp.                         3,893            93,860
                International Game Technology               3,998           123,058
                Marriott International, Inc. Class A        1,953           130,792
                McDonald's Corp.                           14,928           503,372
                Starbucks Corp. (a)                         9,119           273,661
                Starwood Hotels & Resorts Worldwide, Inc.   2,602           166,164
                Wendy's International, Inc.                 1,379            76,204
                Yum! Brands, Inc.                           3,359           157,470
                                                                       ------------
                                                                          2,015,373
-----------------------------------------------------------------------------------
Household Durables--0.6%
                Black & Decker Corp.                          930            80,873
                Centex Corp.                                1,514           108,236
                DR Horton, Inc.                             3,230           115,408
                Fortune Brands, Inc.                        1,734           135,287
                KB HOME                                       929            67,501
                Leggett & Platt, Inc.                       2,183            50,122
                Lennar Corp. Class A                        1,630            99,463
                Maytag Corp.                                  951            17,898
                Newell Rubbermaid, Inc.                     3,269            77,737
                Pulte Homes, Inc.                           2,546           100,211
                Snap-On, Inc.                                 687            25,804
                The Stanley Works                             863            41,459
                Whirlpool Corp.                               801            67,092
                                                                       ------------
                                                                            987,091
-----------------------------------------------------------------------------------
Household Products--1.8%
                Clorox Co.                                  1,784           101,492
                Colgate-Palmolive Co.                       6,148           337,218
                Kimberly-Clark Corp.                        5,544           330,700
                Procter & Gamble Co.                       39,755         2,301,019
                                                                       ------------
                                                                          3,070,429
-----------------------------------------------------------------------------------
IT Services--0.8%
                Affiliated Computer Services, Inc.
                  Class A (a)                               1,479            87,527
                Automatic Data Processing, Inc.             6,842           313,979
                Computer Sciences Corp. (a)                 2,195           111,155
                Convergys Corp. (a)                         1,661            26,327
                Electronic Data Systems Corp.               6,189           148,784
                First Data Corp.                            9,067           389,972
                Fiserv, Inc. (a)                            2,189            94,718
                Paychex, Inc.                               3,958           150,879
                Sabre Holdings Corp. Class A                1,557            37,539
                Unisys Corp. (a)                            4,050            23,611
                                                                       ------------
                                                                          1,384,491
-----------------------------------------------------------------------------------


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005    7

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Independent Power Producers & Energy Traders--0.5%
                The AES Corp. (a)                           7,751      $    122,698
                Constellation Energy Group, Inc.            2,118           121,997
                Duke Energy Corp.                          11,007           302,142
                Dynegy, Inc. Class A (a)                    3,575            17,303
                TXU Corp.                                   5,730           287,589
                                                                       ------------
                                                                            851,729
-----------------------------------------------------------------------------------
Industrial Conglomerates--3.5%
                3M Co.                                      9,018           698,895
                General Electric Co.                      125,325         4,392,641
                Textron, Inc.                               1,571           120,936
                Tyco International Ltd.                    23,877           689,090
                                                                       ------------
                                                                          5,901,562
-----------------------------------------------------------------------------------
Insurance--3.9%
                ACE Ltd.                                    3,825           204,408
                AMBAC Financial Group, Inc.                 1,248            96,171
                AON Corp.                                   3,797           136,502
                Aflac, Inc.                                 5,938           275,642
                The Allstate Corp.                          7,697           416,177
                American International Group, Inc.         30,786         2,100,529
                Chubb Corp.                                 2,372           231,626
                Cincinnati Financial Corp.                  2,073            92,622
                Genworth Financial, Inc. Class A            4,469           154,538
                Hartford Financial Services Group, Inc.     3,564           306,112
                Jefferson-Pilot Corp.                       1,591            90,576
                Lincoln National Corp.                      2,056           109,030
                Loews Corp.                                 1,609           152,614
                MBIA, Inc.                                  1,591            95,715
                Marsh & McLennan Cos., Inc.                 6,464           205,297
                Metlife, Inc.                               8,986           440,314
                The Progressive Corp.                       2,341           273,382
                Prudential Financial, Inc.                  5,993           438,628
                Safeco Corp.                                1,466            82,829
                The St. Paul Travelers Cos., Inc.           8,217           367,053
                Torchmark Corp.                             1,231            68,444
                UnumProvident Corp.                         3,536            80,444
                XL Capital Ltd. Class A                     2,069           139,409
                                                                       ------------
                                                                          6,558,062
-----------------------------------------------------------------------------------
Internet & Catalog Retail--0.4%
                Amazon.com, Inc. (a)                        3,640           171,626
                eBay, Inc. (a)                             13,556           586,297
                                                                       ------------
                                                                            757,923
-----------------------------------------------------------------------------------
Internet Software & Services--0.3%
                Yahoo!, Inc. (a)                           14,977           586,799
-----------------------------------------------------------------------------------
Leisure Equipment & Products--0.1%
                Brunswick Corp.                             1,146            46,596
                Eastman Kodak Co.                           3,408            79,747
                Hasbro, Inc.                                2,113            42,640
                Mattel, Inc.                                4,792            75,809
                                                                       ------------
                                                                            244,792
-----------------------------------------------------------------------------------
Machinery--1.1%
                Caterpillar, Inc.                           8,072           466,319
                Cummins, Inc.                                 556            49,890
                Danaher Corp.                               2,815           157,021
                Deere & Co.                                 2,862           194,931
                Dover Corp.                                 2,405            97,378
                Eaton Corp.                                 1,756           117,810
                ITT Industries, Inc.                        1,094           112,485
                Illinois Tool Works, Inc.                   2,430           213,816
                Ingersoll-Rand Co. Class A                  3,926           158,493
                Navistar International Corp. (a)              727            20,807
                PACCAR, Inc.                                2,009           139,083
                Pall Corp.                                  1,478            39,699
                Parker Hannifin Corp.                       1,421            93,729
                                                                       ------------
                                                                          1,861,461
-----------------------------------------------------------------------------------
Media--2.6%
                Clear Channel Communications, Inc.          6,412           201,657
                Comcast Corp. Class A (a)                  25,756           668,626
                Dow Jones & Co., Inc.                         700            24,843
                E.W. Scripps Co. Class A                    1,009            48,452
                Gannett Co., Inc.                           2,847           172,443
                Interpublic Group of Cos., Inc. (a)         5,109            49,302
                Knight-Ridder, Inc.                           823            52,096
                The McGraw-Hill Cos., Inc.                  4,449           229,702
                Meredith Corp.                                497            26,013
                New York Times Co. Class A                  1,717            45,415
                News Corp. Class A                         28,861           448,789
                Omnicom Group                               2,140           182,178
                Time Warner, Inc.                          55,303           964,491
                Tribune Co.                                 3,107            94,018
                Univision Communications, Inc. Class A (a)  2,653            77,972
                Viacom, Inc. Class B (a)                   18,330           597,558
                Walt Disney Co.                            22,816           546,900
                                                                       ------------
                                                                          4,430,455
-----------------------------------------------------------------------------------
Metals & Mining--0.7%
                Alcoa, Inc.                                10,325           305,340
                Allegheny Technologies, Inc.                1,009            36,405
                Freeport-McMoRan Copper & Gold, Inc.
                  Class B                                   2,184           117,499
                Newmont Mining Corp.                        5,302           283,127
                Nucor Corp.                                 1,845           123,098
                Phelps Dodge Corp.                          1,205           173,363
                United States Steel Corp.                   1,347            64,750
                                                                       ------------
                                                                          1,103,582
-----------------------------------------------------------------------------------
Multi-Utilities--0.9%
                Ameren Corp.                                2,424           124,206
                CMS Energy Corp. (a)                        2,612            37,900
                Centerpoint Energy, Inc.                    3,680            47,288
                Consolidated Edison, Inc.                   2,907           134,681
                DTE Energy Co.                              2,110            91,131
                Dominion Resources, Inc.                    4,121           318,141
                KeySpan Corp.                               2,069            73,843
                NiSource, Inc.                              3,235            67,482
                PG&E Corp.                                  4,071           151,116
                Public Service Enterprise Group, Inc.       2,975           193,286
                Sempra Energy                               3,051           136,807
                TECO Energy, Inc.                           2,469            42,417
                Xcel Energy, Inc.                           4,781            88,257
                                                                       ------------
                                                                          1,506,555


8       ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Multiline Retail--0.9%
                Big Lots, Inc. (a)                          1,352      $     16,238
                Dillard's, Inc. Class A                       731            18,143
                Dollar General Corp.                        3,757            71,646
                Family Dollar Stores, Inc.                  1,842            45,663
                Federated Department Stores                 3,230           214,246
                JC Penney Co., Inc.                         2,756           153,234
                Kohl's Corp. (a)                            4,091           198,823
                Nordstrom, Inc.                             2,594            97,016
                Sears Holdings Corp. (a)                    1,184           136,788
                Target Corp.                               10,433           573,502
                                                                       ------------
                                                                          1,525,299
-----------------------------------------------------------------------------------
Office Electronics--0.1%
                Xerox Corp. (a)                            11,391           166,878
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--6.0%
                Amerada Hess Corp.                            949           120,352
                Anadarko Petroleum Corp.                    2,815           266,721
                Apache Corp.                                3,908           267,776
                Burlington Resources, Inc.                  4,486           386,693
                Chevron Corp.                              26,628         1,511,672
                ConocoPhillips                             16,458           957,526
                Devon Energy Corp.                          5,272           329,711
                EOG Resources, Inc.                         2,867           210,352
                El Paso Corp.                               7,824            95,140
                Exxon Mobil Corp.                          73,804         4,145,571
                Kerr-McGee Corp.                            1,376           125,023
                Kinder Morgan, Inc.                         1,249           114,846
                Marathon Oil Corp.                          4,349           265,159
                Murphy Oil Corp.                            1,959           105,766
                Occidental Petroleum Corp.                  4,770           381,028
                Sunoco, Inc.                                1,615           126,584
                Valero Energy Corp.                         7,318           377,609
                Williams Cos., Inc.                         6,800           157,556
                XTO Energy, Inc.                            4,310           189,381
                                                                       ------------
                                                                         10,134,466
-----------------------------------------------------------------------------------
Paper & Forest Products--0.3%
                International Paper Co.                     5,821           195,644
                Louisiana-Pacific Corp.                     1,255            34,475
                MeadWestvaco Corp.                          2,153            60,349
                Weyerhaeuser Co.                            2,890           191,723
                                                                       ------------
                                                                            482,191
-----------------------------------------------------------------------------------
Personal Products--0.1%
                Alberto-Culver Co. Class B                    891            40,763
                Avon Products, Inc.                         5,440           155,312
                                                                       ------------
                                                                            196,075
-----------------------------------------------------------------------------------
Pharmaceuticals--5.0%
                Abbott Laboratories                        18,399           725,473
                Allergan, Inc.                              1,562           168,634
                Bristol-Myers Squibb Co.                   23,206           533,274
                Eli Lilly & Co.                            13,481           762,890
                Forest Laboratories, Inc. (a)               4,010           163,127
                Johnson & Johnson                          35,286         2,120,689
                King Pharmaceuticals, Inc. (a)              2,869            48,543
                Merck & Co., Inc.                          25,936           825,024
                Mylan Laboratories, Inc.                    2,594            51,776
                Pfizer, Inc.                               87,432         2,038,914
                Schering-Plough Corp.                      17,532           365,542
                Watson Pharmaceuticals, Inc. (a)            1,203            39,110
                Wyeth                                      15,920           733,434
                                                                       ------------
                                                                          8,576,430
-----------------------------------------------------------------------------------
Real Estate--0.6%
                Apartment Investment & Management Co.
                  Class A                                   1,136            43,020
                Archstone-Smith Trust                       2,516           105,395
                Equity Office Properties Trust              4,820           146,191
                Equity Residential                          3,420           133,790
                Plum Creek Timber Co., Inc.                 2,183            78,697
                Prologis                                    2,860           133,619
                Public Storage, Inc.                          981            66,433
                Simon Property Group, Inc.                  2,211           169,429
                Vornado Realty Trust                        1,400           116,858
                                                                       ------------
                                                                            993,432
-----------------------------------------------------------------------------------
Road & Rail--0.5%
                Burlington Northern Santa Fe Corp.          4,431           313,803
                CSX Corp.                                   2,578           130,885
                Norfolk Southern Corp.                      4,823           216,215
                Union Pacific Corp.                         3,144           253,123
                                                                       ------------
                                                                            914,026
-----------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--2.5%
                Advanced Micro Devices, Inc. (a)            4,795           146,727
                Altera Corp. (a)                            4,301            79,698
                Analog Devices, Inc.                        4,353           156,142
                Applied Materials, Inc.                    19,244           345,237
                Applied Micro Circuits Corp. (a)            3,545             9,111
                Broadcom Corp. Class A (a)                  3,432           161,819
                Freescale Semiconductor, Inc. Class B (a)   4,870           122,578
                Intel Corp.                                71,510         1,784,890
                Kla-Tencor Corp.                            2,343           115,580
                LSI Logic Corp. (a)                         4,648            37,184
                Linear Technology Corp.                     3,617           130,465
                Maxim Integrated Products, Inc.             3,890           140,974
                Micron Technology, Inc. (a)                 7,333            97,602
                National Semiconductor Corp.                4,078           105,946
                Novellus Systems, Inc. (a)                  1,583            38,182
                Nvidia Corp. (a)                            2,031            74,253
                PMC-Sierra, Inc. (a)                        2,174            16,762
                Teradyne, Inc. (a)                          2,337            34,050
                Texas Instruments, Inc.                    19,192           615,487
                Xilinx, Inc.                                4,136           104,269
                                                                       ------------
                                                                          4,316,956
-----------------------------------------------------------------------------------
Software--2.8%
                Adobe Systems, Inc.                         7,134           263,673
                Autodesk, Inc.                              2,739           117,640
                BMC Software, Inc. (a)                      2,571            52,680
                Citrix Systems, Inc. (a)                    2,093            60,237
                Computer Associates International, Inc.     5,445           153,495
                Compuware Corp. (a)                         4,598            41,244
                Electronic Arts, Inc. (a)                   3,567           186,590
                Intuit, Inc. (a)                            2,100           111,930
                Mercury Interactive Corp. (a)               1,028            28,568
                Microsoft Corp.                           108,580         2,839,367
                Novell, Inc. (a)                            4,533            40,026
                Oracle Corp. (a)                           44,607           544,651
                Parametric Technology Corp. (a)             3,231            19,709
                Siebel Systems, Inc.                        6,279            66,432
                Symantec Corp. (a)                         12,827           224,472
                                                                       ------------
                                                                          4,750,714
-----------------------------------------------------------------------------------


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005    9

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Specialty Retail--1.7%
                AutoNation, Inc. (a)                        2,148      $     46,676
                AutoZone, Inc. (a)                            651            59,729
                Bed Bath & Beyond, Inc. (a)                 3,523           127,356
                Best Buy Co., Inc.                          4,850           210,878
                Circuit City Stores, Inc.                   1,859            41,995
                The Gap, Inc.                               6,811           120,146
                Home Depot, Inc.                           25,196         1,019,934
                Limited Brands, Inc.                        4,132            92,350
                Lowe's Cos., Inc.                           9,279           618,538
                Office Depot, Inc. (a)                      3,665           115,081
                OfficeMax, Inc.                               840            21,302
                RadioShack Corp.                            1,598            33,606
                The Sherwin-Williams Co.                    1,332            60,499
                Staples, Inc.                               8,678           197,077
                TJX Cos., Inc.                              5,467           126,998
                Tiffany & Co.                               1,688            64,634
                                                                       ------------
                                                                          2,956,799
-----------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.3%
                Coach, Inc. (a)                             4,510           150,363
                Jones Apparel Group, Inc.                   1,386            42,578
                Liz Claiborne, Inc.                         1,261            45,169
                Nike, Inc. Class B                          2,254           195,625
                Reebok International Ltd.                     625            36,394
                VF Corp.                                    1,056            58,439
                                                                       ------------
                                                                            528,568
-----------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.3%
                Countrywide Financial Corp.                 7,086           242,270
                Fannie Mae                                 11,480           560,339
                Freddie Mac                                 8,200           535,870
                Golden West Financial Corp.                 3,024           199,584
                MGIC Investment Corp.                       1,077            70,888
                Sovereign Bancorp, Inc.                     4,238            91,626
                Washington Mutual, Inc.                    11,703           509,080
                                                                       ------------
                                                                          2,209,657
-----------------------------------------------------------------------------------
Tobacco--1.2%
                Altria Group, Inc.                         24,699         1,845,509
                Reynolds American, Inc.                     1,015            96,760
                UST, Inc.                                   1,936            79,047
                                                                       ------------
                                                                          2,021,316
-----------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
                WW Grainger, Inc.                             902            64,132
-----------------------------------------------------------------------------------
Wireless Telecommunication Services--0.7%
                Alltel Corp.                                4,544           286,726
                Sprint Nextel Corp.                        35,043           818,604
                                                                       ------------
                                                                          1,105,330
-----------------------------------------------------------------------------------
                Total Common Stocks
                (Cost--$129,037,313)--78.5%                             133,546,748
===================================================================================

===================================================================================
                                                             Face
                U.S. Government Obligations                Amount
===================================================================================
                U.S. Treasury Notes, 2.50%
                  due 10/31/2006                      $35,200,000        34,656,864
-----------------------------------------------------------------------------------
                Total U.S. Government Obligations
                (Cost--$34,735,930)--20.4%                               34,656,864
===================================================================================

===================================================================================
                Short-Term Securities
===================================================================================
Time Deposits--1.9%
                State Street Bank & Trust Co., 3.60%
                  due 1/03/2006                         3,209,634         3,209,634
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost--$3,209,634)--1.9%                                  3,209,634
===================================================================================
Total Investments (Cost--$166,982,877)--100.8%                          171,413,246
===================================================================================

===================================================================================
                                                        Number of
                Call Options Written                    Contracts
===================================================================================
                S&P 500 Index, expiring
                  January 2006 at USD 1,275                 1,083          (346,560)
-----------------------------------------------------------------------------------
                Total Call Options Written
                (Premiums Received--$1,645,294)--(0.2%)                    (346,560)
===================================================================================
Total Investments, Net of Options Written
(Cost--$165,337,583*)--100.6%                                           171,066,686

Liabilities in Excess of Other Assets--(0.6%)                            (1,024,640)
                                                                       ------------
Net Assets--100.0%                                                     $170,042,046
                                                                       ============


10      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $172,652,205
                                                                   ============
      Gross unrealized appreciation ..........................     $  1,948,468
      Gross unrealized depreciation ..........................       (3,533,987)
                                                                   ------------
      Net unrealized depreciation ............................     $ (1,585,519)
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                         10,905            $2,378
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of December 31, 2005 were as follows:

      ---------------------------------------------------------------------------------
                                                            Notional        Unrealized
                                                             Amount        Appreciation
      ---------------------------------------------------------------------------------
      Receive (pay) a variable return based on the
        change in the BXM Index Total Return and
        pay floating rate based on 12-month
        LIBOR, plus .80%

      Broker, BNP Paribas
        Expires October 2006                               $ 15,000,000        $ 51,178

      Receive (pay) a variable return based on the change in the BXM Index Total Return and pay floating rate based on 12-month
        LIBOR, plus .45%

      Broker, Deutsche Bank AG
        Expires October 2006                               $101,500,006         411,429
      ---------------------------------------------------------------------------------
      Total                                                                    $462,607
                                                                               ========

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      ---------------------------------------------------------------------------------
      Number of                            Expiration          Face         Unrealized
      Contracts            Issue              Date             Value       Depreciation
      ---------------------------------------------------------------------------------
          25          E-MINI S&P 500       March 2006       $1,600,298       $(31,860)
      ---------------------------------------------------------------------------------

      See Notes to Financial Statements.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   11

Statement of Assets, Liabilities and Capital

As of December 31, 2005
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (identified cost--$166,308,855)                   $ 170,674,650
               Investments in affiliated securities, at value (identified cost--$674,022) .....                         738,596
               Cash collateral on future contracts ............................................                          78,750
               Unrealized appreciation on swaps ...............................................                         462,607
               Receivables:
                  Dividends ...................................................................    $   181,447
                  Securities sold .............................................................        168,637
                  Interest ....................................................................        148,608          498,692
                                                                                                   ----------------------------
               Total assets ...................................................................                     172,453,295
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
               Options written, at value (premiums received--$1,645,294) ......................                         346,560
               Payables:
                  Dividends to shareholders ...................................................      1,491,175
                  Offering costs ..............................................................        292,019
                  Investment adviser ..........................................................        118,989
                  Securities purchased ........................................................         41,205
                  Variation margin ............................................................          6,562        1,949,950
                                                                                                   -----------
               Accrued expenses and other liabilities .........................................                         114,739
                                                                                                                  -------------
               Total liabilities ..............................................................                       2,411,249
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
               Net Assets .....................................................................                   $ 170,042,046
                                                                                                                  =============
===============================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------------
               Common Stock $.001 par value, 100,000,000 shares authorized ....................                   $       9,255
               Paid-in capital in excess of par ...............................................                     172,454,304
               Accumulated realized capital losses--net .......................................    $(8,581,363)
               Unrealized appreciation--net ...................................................      6,159,850
                                                                                                   -----------
               Total accumulated losses--net ..................................................                      (2,421,513)
                                                                                                                  -------------
               Total capital--Equivalent to $18.37 per share based on 9,255,236 shares of
                Common Stock outstanding (market price--$16.83) ...............................                   $ 170,042,046
                                                                                                                  =============

      See Notes to Financial Statements.


12      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Statement of Operations

For the Period September 30, 2005+ to December 31, 2005
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $2,378 from affiliates) ...........................                   $     668,090
                       Interest ...............................................................                         507,936
                                                                                                                  -------------
                       Total income ...........................................................                       1,176,026
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................    $   394,833
                       Professional fees ......................................................        119,582
                       Directors' fees and expenses ...........................................         26,875
                       Printing and shareholder reports .......................................         15,938
                       Accounting services ....................................................         10,384
                       Transfer agent fees ....................................................          9,840
                       Custodian fees .........................................................          8,260
                       Pricing fees ...........................................................             22
                       Other ..................................................................         12,318
                                                                                                   -----------
                       Total expenses .........................................................                         598,052
                                                                                                                  -------------
                       Investment income--net .................................................                         577,974
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments (including $5,442 from affiliates)--net .................        375,977
                          Futures contracts--net ..............................................        208,133
                          Options written--net ................................................     (8,594,516)      (8,010,406)
                                                                                                   -----------
                       Unrealized appreciation on:
                          Investments (including $64,574 from affiliates)--net ................      4,430,369
                          Futures contracts and swaps--net ....................................        430,747
                          Options written--net ................................................      1,298,734        6,159,850
                                                                                                   ----------------------------
                       Total realized and unrealized loss--net ................................                      (1,850,556)
                                                                                                                  -------------
                       Net Decrease in Net Assets Resulting from Operations ...................                   $  (1,272,582)
                                                                                                                  =============

+     Commencement of operations.

      See Notes to Financial Statements.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   13

Statement of Changes in Net Assets

                                                                                                                  For the Period
                                                                                                                   September 30,
                                                                                                                      2005+ to
                                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                                                      2005
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................................       $     577,974
                       Realized loss--net ..................................................................          (8,010,406)
                       Unrealized appreciation--net ........................................................           6,159,850
                                                                                                                   -------------
                       Net decrease in net assets resulting from operations ................................          (1,272,582)
                                                                                                                   -------------
================================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................................            (577,974)
                       Realized gain--net ..................................................................            (570,957)
                       Tax return of capital ...............................................................          (3,941,449)
                                                                                                                   -------------
                       Net decrease in net assets resulting from dividends and distributions to shareholders          (5,090,380)
                                                                                                                   -------------
================================================================================================================================
Common Stock Transactions
--------------------------------------------------------------------------------------------------------------------------------
                       Net proceeds from issuance of Common Stock ..........................................         176,675,000
                       Offering costs resulting from the issuance of Common Stock ..........................            (370,000)
                                                                                                                   -------------
                       Net increase in net assets resulting from Common Stock transactions .................         176,305,000
                                                                                                                   -------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ........................................................         169,942,038
                       Beginning of period .................................................................             100,008
                                                                                                                   -------------
                       End of period .......................................................................       $ 170,042,046
                                                                                                                   =============

+     Commencement of operations.

      See Notes to Financial Statements.


14      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Financial Highlights

                                                                                                                  For the Period
                                                                                                                   September 30,
                                                                                                                     2005+ to
The following per share data and ratios have been derived                                                           December 31,
from information provided in the financial statements.                                                                  2005
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ................................................       $       19.10
                                                                                                                   -------------
                       Investment income--net*** ...........................................................                 .06
                       Realized and unrealized loss--net ...................................................                (.20)
                                                                                                                   -------------
                       Total from investment operations ....................................................                (.14)
                                                                                                                   -------------
                       Less dividends and distributions from:
                          Investment income--net ...........................................................                (.06)
                          Realized gain--net ...............................................................                (.06)
                          Tax return of capital ............................................................                (.43)
                                                                                                                   -------------
                       Total dividends and distributions ...................................................                (.55)
                                                                                                                   -------------
                       Offering costs resulting from the issuance of Common Stock ..........................                (.04)
                                                                                                                   -------------
                       Net asset value, end of period ......................................................       $       18.37
                                                                                                                   =============
                       Market price per share, end of period ...............................................       $       16.83
                                                                                                                   =============
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..................................................                (.73%)@
                                                                                                                   =============
                       Based on market price per share .....................................................              (13.14%)@
                                                                                                                   =============
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ............................................................................                1.36%*
                                                                                                                   =============
                       Investment income--net ..............................................................                1.32%*
                                                                                                                   =============
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ............................................       $     170,042
                                                                                                                   =============
                       Portfolio turnover ..................................................................                7.31%
                                                                                                                   =============

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   15

Notes to Financial Statements

1. Significant Accounting Policies:

Enhanced S&P 500(R) Covered Call Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on September 30, 2005, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on September 15, 2005 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol BEO. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Options -- The Fund purchases and writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or


16      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005
      deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund will enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. A portion of the dividends paid by the Fund during the period September 30, 2005 to December 31, 2005 are characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   17

Notes to Financial Statements (concluded)

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for investment purposes but exclude any net assets attributable to leveraging transactions. IQ has entered into a Sub-Advisory Agreement with PEA Capital LLC ("PEA") pursuant to which PEA provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay PEA a monthly fee at an annual rate of .40% of the average daily value of the Fund's net assets plus borrowings for investment purposes but exclude any net assets attributable to leveraging transactions. There was no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by IQ or its affiliates.

For the period September 30, 2005 to December 31, 2005, MLPF&S received gross fees from underwriting of $4,600,729 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $33,350 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 30, 2005 to December 31, 2005 were $175,920,896 and $12,650,811, respectively.

Transactions in call options written for the period September 30, 2005 to December 31, 2005 were as follows:

-------------------------------------------------------------------------------
                                                    Number of         Premiums
                                                    Contracts         Received
-------------------------------------------------------------------------------
Options written ............................            4,590       $ 5,383,806
Options closed .............................           (2,332)       (3,682,112)
Options expired ............................           (1,175)          (56,400)
                                                   ----------------------------
Outstanding call options written,
  end of period ............................            1,083       $ 1,645,294
                                                   ============================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period September 30, 2005 to December 31, 2005 increased by 9,250,000 from shares sold.

5. Distributions to Shareholders:

The tax character of distributions paid during the period September 30, 2005 to December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                        9/30/2005+ to 12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .......................................             $  577,974
  Long-term capital gains ...............................                570,957
  Tax return of capital .................................              3,941,449
                                                                      ----------
Total distributions .....................................             $5,090,380
                                                                      ==========

+     Commencement of operations.

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net ......................          $        --
Undistributed long-term capital gains--net ..............                   --
                                                                   -----------
Total undistributed earnings--net .......................                   --
Capital loss carryforward ...............................                   --
Unrealized losses--net ..................................           (2,421,513)*
                                                                   -----------
Total accumulated losses--net ...........................          $(2,421,513)
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and certain securities that are part of a straddle.


18      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Enhanced S&P 500(R) Covered Call Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Enhanced S&P 500(R) Covered Call Fund Inc. as of December 31, 2005, and the related statements of operations and of changes in net assets, and the financial highlights for the period September 30, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Enhanced S&P 500(R) Covered Call Fund Inc. as of December 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period September 30, 2005 through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, NJ
February 17, 2006

Fund Certification (unaudited)

In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the taxable ordinary income portion of the distribution paid by the Enhanced S&P 500 Covered Call Fund Inc. to shareholders of record on December 20, 2005:

-----------------------------------------------------------------------------
Federal Obligation Interest ........................................    28.30%*
Interest-Related Dividends for Non-U.S. Residents ..................    43.19%**
-----------------------------------------------------------------------------
* The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $.061690 per share to shareholders of record on December 20, 2005.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   19

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Fund's Board of Directors is a non-interested director as that term is defined in the Investment Company Act of 1940, whose association is due to his position as an employee of the Adviser's affiliates. The Chairman of the Board is a non-interested director. Director nominees are chosen by the Board's Nominating and Corporate Governance Committee. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. Each non-interested Director is a member of the Fund's Audit Committee. Each non-interested Director is a member of the Board's Nominating and Corporate Governance Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for one day each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the "Management Agreement") provides that, subject to the supervision of the Fund's Board of Directors, the Adviser is responsible for management and oversight of the Fund's portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Initial Approval of Management Agreement

The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the Investment Company Act to approve the Fund's proposed Management Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approval or renewals. In addition, the Fund's Board of Directors will receive, review and evaluate information concerning the services and personnel of the Adviser and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis will be placed on information concerning profitability, comparability of fees, total expenses and the Fund's investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a Board meeting held on July 11, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Management Agreement for an initial two-year term. In considering whether to approve the Management Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser's affiliates and the fees that will be paid by the Fund to the Adviser and the Adviser's affiliates, and (ii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing the Fund's fee rate for advisory and administrative services to those of other closed-end funds employing a covered call strategy, as defined by Lipper. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser -- The Directors reviewed the services that the Adviser would provide to the Fund. In connection with the investment advisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. In addition to the investment advisory services to be provided to the Fund, the Board of Directors considered that the Adviser and its affiliates also will provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Board noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. Based on the presentations on July 11, 2005 and the Board members


20      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005
experience as Board members of other investment companies advised by the Adviser, the Board of Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did consider the performance history of another fund that is advised by the Adviser and subadvised by the Subadviser, and for which the Directors also serve as members of the board of directors, and that employs a non-leveraged, covered call strategy designed to approximate the performance, less fees and expenses, of the BXM Index (the "BXM Fund"). The Board noted that, although this fund had only three months of performance history, the BXM Fund's performance, less fees and expenses, closely tracked the performance of the BXM Index over this three-month period. The Board also considered the experience, resources and strengths of the Adviser and its affiliates in managing other investment companies that employ investment strategies similar to the Fund, including the BXM Fund. The Board of Directors considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund's investment program. Based on these factors, the Directors determined that the Adviser would be an appropriate investment adviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund -- The Directors also considered the anticipated cost of the services to be provided by the Adviser. Because the Fund is newly formed, had not commenced operations as of July 11, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors, however, did discuss with the Adviser its general level of anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale -- Because the Fund is newly formed and had not commenced operations as of July 11, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- As discussed above in (a) and (c), the Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Adviser and to other contracts of other investment advisers with respect to other similar closed-end registered investment companies. In particular, the Board of Directors evaluated the Fund's proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of comparable closed-end funds that employ covered call strategies, as defined by Lipper. The Board noted that the BXM Fund (which has the same fee structure as the Fund) was excluded from the Lipper fee comparison and was told that Lipper typically does not provide a fund's directors with fee comparisons for similar funds that are advised by the fund's adviser. The Board did not consider compensation paid with respect to accounts other than registered investment companies since the Adviser only utilizes the Fund's strategy in connection with registered investment companies. In particular, the Board of Directors noted that the Fund's contractual advisory fee rate at a common asset level placed it in the lowest quintile for the group (that is, at least 80% of funds in the group had a contractual advisory fee that was higher than the Fund's). The Board of Directors also considered that, both including and excluding investment-related expenses and taxes, the Fund's projected total expense ratio at a common asset level placed it in the highest quintile for the group (that is, at least 80% of funds in the group had a total expense ratio that was lower than the Fund's).

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board of Directors concluded that the Fund would benefit from those services.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   21

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the July 11, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Directors present at the July 11, 2005 meeting, including the non-interested Directors, approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

Initial Approval of Subadvisory Agreement

At a Board meeting held on July 11, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Subadvisory Agreement for an initial two year term. In considering whether to approve the Subadvisory Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund, and, noting that the Subadviser manages the BXM Fund's portfolio, took into account materials previously provided to the Directors about the Subadviser and the services that it provides the BXM Fund, which: (i) included information describing the services of the Subadviser and the Subadviser's affiliates; (ii) included information concerning the portfolio manager; and (iii) outlined the legal duties of the Board under the Investment Company Act. As part of its review of the selection of the Subadviser, the Board engaged in a detailed discussion with the Adviser regarding its selection of the Subadviser, focusing on the benefits of using the same subadviser as the BXM Fund. The Board considered the Subadviser's experience in managing the portfolio of the BXM Fund and that the Subadviser was one of only a few firms that could efficiently, in the Adviser's judgment, implement both aspects of the Fund's investment strategy while abiding by the Investment Company Act, tax and other constraints applicable to the Fund. In particular, the Board also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser -- The Directors reviewed the services that the Subadviser would provide to the Fund. In connection with the investment subadvisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. The Board of Directors also considered: the favorable history, reputation and background of the Subadviser and the portfolio manager; the Board's experience with the Subadviser in connection with the BXM Fund; and the Subadviser's experience in managing three registered investment companies, including the BXM Fund, that employ covered call writing strategies similar to that of the Fund and that together have net assets in excess of $2.8 billion. The Board of Directors concluded that the services to be provided to the Fund by the Subadviser under the Subadvisory Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Subadviser's Quantitative Investment Team -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did consider the performance history of the BXM Fund and noted that, although this performance history was limited, the BXM Fund was successfully following its investment strategy and, where applicable, tracking its benchmark indices (less fees and


22      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Disclosure of Investment Advisory Agreement (concluded)

expenses). The Board did not consider the Subadviser's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board further considered the experience, resources and strengths of the Subadviser, its affiliates and the portfolio manager in managing the BXM Fund and other investment companies that employ covered call waiting strategies similar to the Fund. As a result, the Directors determined that the Subadviser would be an appropriate subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund -- The Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund is newly formed, the Board did not review and consider any information relating to the Subadviser's anticipated profitability. Because the Board viewed anticipated profitability as highly speculative given the early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged the Fund for the totality of services being provided.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale -- Because the Fund is newly formed and had not commenced operations as of July 11, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors noted generally that because the Subadviser implements similar investment strategies for other funds, the Fund might benefit from any reduction in trading costs that results from the increased scale of the Subadviser's trading operations. The Directors also noted that the Subadviser's fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Board discussed the services that would be rendered by the Subadviser, and, based on its experience overseeing other subadvised funds, including the BXM Fund, determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee was negotiated with the Adviser on an arm's length basis, the Board concluded that the subadvisory fee was reasonable for the services being rendered. The Board also concluded that the subadvisory fees appeared reasonable in relation to the fees charged by the Subadviser to other subadvised funds.

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from its relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(f) Compliance Matters -- The Board of Directors also considered the Subadviser's compliance history and compliance procedures, and took into account its prior consideration of these matters in connection with the BXM Fund. The Board discussed with the Fund's president his recent due diligence meeting with executives of the Subadviser. The Fund's president reported that the information provided to the Board several months previously in connection with the BXM Fund remained accurate. Based on these discussions, the Board was of the view that the Subadviser had articulated a commitment to maintaining its culture of compliance.

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the July 11, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors who were present at the July 11, 2005 meeting, including the non-interested Directors, approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   23

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


24      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Officers and Directors

                                                                                                     Number of IQ
                                                                                                     Advisors-
                                                                                                     Affiliate
                                                                                                     Advised Funds   Other Public
                           Position(s)  Length of                                                    and Portfolios  Directorships
                           Held with    Time                                                         Overseen        Held by
Name        Address & Age  Fund         Served** Principal Occupation(s) During Past 5 Years         By Director     Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Alan R.     P.O. Box 9095  Director &   2005 to  Vice-Chairman, Kissinger Associates, Inc., a             6          Hasbro, Inc.;
Batkin      Princeton, NJ  Chairman of  present  consulting firm, since 1990.                                        Overseas Ship-
            08543-9095     the Board                                                                                 holding Group,
            Age: 61                                                                                                  Inc.; Cantel
                                                                                                                     Medical Corp.;
                                                                                                                     and Diamond
                                                                                                                     Offshore
                                                                                                                     Drilling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2005 to  Professor, Columbia University Business School           6          None
Glasserman  Princeton, NJ  Chairman of  present  since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 43        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director     2005 to  Retired since August 2002; Managing Director,            6          None
Kohlhagen   Princeton, NJ               present  Wachovia National Bank and its predecessors
            08543-9095                           (1992 - 2002).
            Age: 58
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2005 to  Retired since November 2004; Chairman and                6          None
Rainer      Princeton, NJ  Chairman of  present  Chief Executive Officer, OneChicago, LLC, a
            08543-9095     Nominating            designated contract market (2001 to November
            Age: 59        and                   2004); Chairman, U.S. Commodity Futures
                           Corporate             Trading Commission (1999 - 2001).
                           Governance
                           Committee
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.

====================================================================================================================================
Interested Director*
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9095  Director     2005 to  IQ Investment Advisors LLC, Chief Legal Officer          7          None
Donohue     Princeton, NJ               present  since 2004; Global General Counsel, FAM and MLIM,
            08543-9095                           since March 2003; prior to 2003, General Counsel,
            Age: 55                              OppenheimerFunds, Inc.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Donohue is an Interested Director because of his position as an employee of the Advisor and its affiliates.
                  Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided by the Fund's Bylaws, charter or by statute.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   25

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell    P.O. Box 9011  President    2005 to  IQ Investment Advisors LLC, President since April 2004; MLPF&S, First Vice
M. Cox      Princeton, NJ               present  President, Head of Global Private Client Market Investments & Origination since
            08543-9011                           2003; MLPF&S, First Vice President, Head of Structured Products Origination and
            Age: 40                              Sales (2001 - 2003); MLPF&S, Director, Head of Structured Products Origination
                                                 (1997 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First
Burke       Princeton, NJ  President,   present  Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
            08543-9011     Treasurer             Senior Vice President and Treasurer of Princeton Services since 1999 and
            Age: 45        and                   Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM
                           Secretary             and FAM (1990 - 1997); Director of Taxation of MLIM (1999 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9011  Chief Legal  2005 to  IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global
Donohue     Princeton, NJ  Officer      present  General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel,
            08543-9011                           OppenheimerFunds, Inc.
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2005 to  IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director
            Age: 54                              of Compliance at Morgan Stanley Investment Management (2000 - 2004); Managing
                                                 Director and Global Director of Compliance at Citigroup Asset Management (2000 -
                                                 2002); Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                 Compliance Officer at Prudential Financial (1995 - 2000); Senior Counsel in the
                                                 SEC's Division of Enforcement in Washington, D.C. (1990 - 1995).
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Ferri       Princeton, NJ  President    present  Private Client Market Investments & Origination since 2006; MLPF&S, Vice
            08543-9011                           President, Global Private Client Market Investments & Origination in 2005;
            Age: 30                              MLPF&S, Vice President, Head Global Private Client Rampart Equity Derivatives
                                                 (2004 - 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic
                                                 Analytic Development (2002 - 2004); mPower Advisors LLC, Vice President,
                                                 Quantitative Development (1999 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President and Assistant Treasurer since 2005;
Fife        Princeton, NJ  President    present  MLIM, Director since 2000; MLPF&S, Director (2000) and Vice President
            08543-9011     and                   (1997 - 2000).
            Age: 35        Assistant
                           Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Rusch       Princeton, NJ  President    present  Private Client Market Investments & Origination since July 2005; MLIM, Director
            08543-9011     and                   from January 2005 to July 2005; Vice President of MLIM (1998 - 2004).
            Age: 38        Assistant
                           Secretary
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

BEO


26      ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding the periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately once every 13 months) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer as may be permitted under Rule 23c-3.

b) By reference to the maturity date of the swap contracts that comprise the Fund's leveraging transactions (as described in the Fund's prospectus) for each annual period, the repurchase request deadline, by which the Fund must receive repurchase requests submitted by shareholders in response to an Offer, will be the fourteenth day prior to such maturity date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the maturity date of the swap contracts (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1 (877) 449.4742.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        DECEMBER 31, 2005   27

[LOGO] IQ
       INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

Enhanced S&P 500(R) Covered Call Fund Inc. seeks to provide leveraged returns on the CBOE S&P 500(R) BuyWrite Index(SM) less fees and expenses.

This report, including the financial information herein, is transmitted to shareholders of Enhanced S&P 500(R) Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Enhanced S&P 500(R) Covered Call Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #IQBEO -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $30,600
                                  Fiscal Year Ending December 31, 2004 - N/A

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $7,200
                                  Fiscal Year Ending December 31, 2004 - N/A
         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $6,500
                                  Fiscal Year Ending December 31, 2004 - N/A
         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,034,771

             Fiscal Year Ending December 31, 2004 - N/A

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $919,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Alan R. Batkin
         Steven W. Kohlhagen
         Paul Glasserman
         William J. Rainer

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

         (a)(1) Messrs. Greg Tournant and Stephen Bond-Nelson are jointly responsible for the day-to-day management of the registrant's portfolio. Mr. Tournant is currently co-portfolio manager for the Fund and since 2004 has been the portfolio manager for several other funds. From 2001 to 2003, he was a Senior Research Analyst at the Subadviser. Prior to joining the Subadviser in 2001, Mr. Tournant was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial from 1998 to 2001. Before that, Mr. Tournant spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. Mr. Tournant has over ten years of investment management experience. As of December 31, 2005, Mr. Stephen Bond-Nelson is a co-portfolio manager for the Fund. From 1999 to 2004, Stephen was a Senior Research Analyst at PEA Capital LLC. Prior to joining the firm, he was a Senior Research Analyst at Prudential Mutual Funds. He has over thirteen years of investment management experience.

         (a)(2) As of December 31, 2005:

                                                                           (iii) Number of Other Accounts and
                         (ii) Number of Other Accounts Managed              Assets for Which Advisory Fee is
                               and Assets by Account Type                           Performance-Based
                        Other                                             Other
(i) Name of          Registered        Other Pooled                     Registered     Other Pooled
Portfolio            Investment         Investment        Other         Investment      Investment       Other
Manager               Companies          Vehicles        Accounts        Companies       Vehicles       Accounts
                 -------------------                                  -------------

Greg Tournant                      6              0               3               0                0            0
                 $     2,849,883,976   $          0   $  21,072,483   $           0   $            0   $        0
Stephen
Bond-Nelson                        2              0               0               0                0            0
                 $       376,587,158   $          0   $           0   $           0   $            0   $        0

         (iv) Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         MLIM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

         (a)(3) As of December 31, 2005:

         Compensation. Mr. Tournant's and Mr. Bond-Nelson's compensation consists of the following elements:

         Base salary. Each portfolio manager is paid a fixed base salary that is set on an annual basis at a level determined solely by the Subadviser. In setting the base salary for portfolio managers, the Subadviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities. The Subadviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

         Annual bonus. Each portfolio manager is also eligible to receive an annual bonus. The bonus forms the majority of Mr. Tournant's annual cash compensation and is based on both the Subadviser's revenues and assets under management, in addition to the performance of their respective accounts on a pre-tax basis relative to other portfolio managers with the same investment style. For these purposes, no particular index or benchmark is utilized. The Subadviser believes that this incentive aligns the interests of each portfolio manager and their accounts, the portfolios of which they manage.

         Participation in group retirement plans. Eligible employees may also participate in a non-qualified deferred compensation plan, which affords participating employees of the Sub-Advisor the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the non-qualified deferred compensation plan.

         Material Conflicts of Interest. The Subadviser believes that each portfolio manager's simultaneous management of the Fund and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. To address these conflicts, the Subadviser has adopted a Trade Allocation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. Under the Subadviser's Trade Allocation Policy, pre-order indications received by the Subadviser's trading desk involving the same investment style will be aggregated, as appropriate, consistent with the Subadviser's obligation to seek best execution for its clients and to reduce brokerage commissions or other costs. While circumstances may require separate transactions, the Subadviser's policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regard to purchases of portfolio investments.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2005, Mr. Tournant does not beneficially own any stock issued by the Fund. As of December 31, 2005, Mr. Bond-Nelson does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enhanced S&P 500 Covered Call Fund Inc.


By: /s/ Mitchell M. Cox
    -------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Enhanced S&P 500 Covered Call Fund Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    -------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Enhanced S&P 500 Covered Call Fund Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Enhanced S&P 500 Covered Call Fund Inc.

Date: February 21, 2006